UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 26, 2024

Volkswagen Auto Loan Enhanced Trust 2024-1
(Issuing Entity)

Central Index Key Number: 0002043149

Volkswagen Auto Lease/Loan Underwritten Funding, LLC
(Depositor)

Central Index Key Number: 0001182534

VW Credit, Inc.
(Sponsor)

Central Index Key Number: 0000833733

(Exact Names of Issuing Entity, Depositor/Registrant and Sponsor as Specified in their respective Charters)

Delaware

(State or Other Jurisdiction of Incorporation)

333-269194 333-269194-03	11-3650483
(Commission File Numbers)	(Registrant’s I.R.S. Employer Identification Nos.)

1950 Opportunity Way, Suite 1500 Reston, Virginia	20190
(Address of Principal Executive Offices)	(Zip Code)

(703) 364-7000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

In connection with the sale of the Class A-1, Class A-2-A, Class A-2-B, Class A-3 and Class A-4 Asset Backed Notes (collectively, the “Notes”) of Volkswagen Auto Loan Enhanced Trust 2024-1 (the “Issuing Entity”), which are described in the Final Prospectus dated November 19, 2024, and which were issued on November 26, 2024 (the “Closing Date”), the Registrant is filing the agreements listed below, each dated as of the Closing Date. The Notes have an aggregate initial principal amount of $1,500,000,000.

1. Purchase Agreement, between VW Credit, Inc. (“VCI”) and Volkswagen Auto Lease/Loan Underwritten Funding, LLC (“VALU Funding”), pursuant to which VCI transferred to VALU Funding certain motor vehicle retail installment sales contracts and/or installment loans that are secured by new and used automobiles and sport utility vehicles (the “Receivables”) and related property.

2. Amended and Restated Trust Agreement, by and between VALU Funding and Deutsche Bank Trust Company Delaware (the “Owner Trustee”) which amended and restated the trust agreement pursuant to which Volkswagen Auto Loan Enhanced Trust 2024-1 (the “Issuing Entity”) was created.

3. Sale and Servicing Agreement, by and among the Issuing Entity, VALU Funding, as seller, VCI, as servicer, and U.S. Bank Trust Company, National Association (the “Indenture Trustee”), pursuant to which the Receivables and related property were transferred to the Issuing Entity.

4. Indenture, by and between the Issuing Entity and the Indenture Trustee, pursuant to which the Notes were issued.

5. Administration Agreement, by and among the Issuing Entity, VCI, as administrator, and the Indenture Trustee, relating to the provision by VCI of certain services relating to the Issuing Entity and the Notes.

6. Asset Representations Review Agreement among the Issuing Entity, VCI, as servicer, and Clayton Fixed Income Services LLC, as asset representations reviewer, relating to the review of certain representations relating to the Receivables.

7. Securities Account Control Agreement, by and among the Issuing Entity, the Indenture Trustee, as the secured party, and U.S. Bank National Association, as intermediary, pursuant to which the intermediary will maintain certain accounts.

The Notes have been registered pursuant to the Securities Act of 1933, as amended, under a Registration Statement on Form SF-3 (Commission File No. 333-269194).

Attached as Exhibit 4.1 is the Indenture, as Exhibit 10.1 is the Purchase Agreement, as Exhibit 10.2 is the Sale and Servicing Agreement, as Exhibit 10.3 is the Administration Agreement, as Exhibit 10.4 is the Amended and Restated Trust Agreement, as Exhibit 10.5 is the Asset Representations Review Agreement, and as Exhibit 10.6 is the Securities Account Control Agreement.

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit
No.	Document Description

4.1	Indenture, dated as of November 26, 2024, between the Issuing Entity and the Indenture Trustee.

10.1	Purchase Agreement, dated as of November 26, 2024, between VCI and VALU Funding.

10.2	Sale and Servicing Agreement, dated as of November 26, 2024, among the Issuing Entity, VALU Funding, VCI and the Indenture Trustee.

10.3	Administration Agreement, dated as of November 26, 2024, among the Issuing Entity, VCI as administrator, and the Indenture Trustee.

10.4	Amended and Restated Trust Agreement, dated as of November 26, 2024, between VALU Funding and the Owner Trustee.

10.5	Asset Representations Review Agreement, dated as of November 26, 2024, among the Issuing Entity, VCI, as servicer, and Clayton Fixed Income Services LLC, as asset representations reviewer.

10.6	Securities Account Control Agreement, dated as of November 26, 2024, among the Issuing Entity, the Indenture Trustee, as the secured party, and U.S. Bank National Association, as intermediary.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 27, 2024	VOLKSWAGEN AUTO LEASE/LOAN UNDERWRITTEN FUNDING, LLC

	By:	/s/ Garett Miles
	Name:	Garett Miles
	Title:	President and Head of Securitization

	By:	/s/ Jens Schreiber
	Name:	Jens Schreiber
	Title:	Treasurer